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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 7, 2003


                              ACE SECURITIES CORP.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-81236              56-2088493
------------------------------      -------------       ---------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)              FILE NUMBER)        IDENTIFICATION NO.)

6525 Morrison Blvd.
Suite 318
Charlotte, North
Carolina                                                   28211
------------------------------                  ---------------------------
    (ADDRESS OF PRINCIPAL                               (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (704) 365-0569





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                                       -2-


Item 5.  Other Events.

Description of the Mortgage Pool

                  On or about October 10, 2003, the Registrant will cause the issuance and sale of approximately $842,000,000 initial principal amount of ACE Securities Corp., Inc. Home Equity Loan Trust Series 2003-NC1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of October 1, 2003, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as securities administrator and master servicer, The Provident Bank as a servicer, Ocwen Federal Bank FSB as a servicer and Bank One, National Association as trustee.

                  Collateral Term Sheet

                  Deutsche Bank Securities Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials ("Collateral Term Sheet") in written form, which are in the nature of data tables.

                  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement.





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                                       -3-

Item 7.           Financial Statements, PRO FORMA Financial Information and
                  Exhibits

                  (a) Financial Statements.

                           Not applicable.

                  (b) PRO FORMA Financial Information.

                           Not applicable.

                  (c)      Exhibits



                   ITEM 601(a) OF
                   REGULATION S-K
      EXHIBIT NO.   EXHIBIT NO.    DESCRIPTION
      -----------   -----------    -----------
           1            99.1       Collateral Term Sheets (as defined in Item 5)
                                   that have been provided by the Underwriter to certain prospective purchasers of ACE
                                   Securities Corp. Home Equity Loan Trust Asset
                                   Backed Pass-Through Certificates, Series
                                   2003- NC1. The Preliminary Structural and
                                   Collateral Term Sheet has been filed on paper pursuant to a continuing hardship exemption from certain electronic requirements.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 7, 2003

                                     ACE SECURITIES CORP.


                                     By: /s/ Douglas K. Johnson
                                        ----------------------
                                     Name:   Douglas K. Johnson
                                     Title:  President


                                     By: /s/ Evelyn Echevarria
                                         ----------------------
                                     Name:   Evelyn Echevarria
                                     Title:  Vice President



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

                                  EXHIBIT INDEX



                Item 601(a) of     Sequentially
                Regulation S-K     Numbered
Exhibit Number  Exhibit No.        Description                                    Page
--------------  -----------        -----------                                    ----
1               99.1               Collateral Term Sheets. The preliminary         6
                                   Structural and Collateral Term Sheet has been
                                   filed on paper pursuant to a continuing
                                   hardship exemption from certain electronic
                                   requirements.



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                                    EXHIBIT 1